Exhibit 10.39
AMENDMENT NO. 1 TO
COMMON STOCK PURCHASE AGREEMENT
This Amendment No. 1 to the Common Stock Purchase Agreement, dated as of March 24, 2010 (this “Amendment”), to the Common Stock Purchase Agreement dated as of December 15, 2008 (the “Purchase Agreement”) is entered into by and between BioSante Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), and Kingsbridge Capital Limited, an entity organized and existing under the laws of the British Virgin Islands (the “Investor”).
1. Reference to the Purchase Agreement; Definitions. Reference is made to the Purchase Agreement and, specifically, to Section 10.6 thereof entitled, “Amendment; No Waiver.” Terms defined in the Amendment and not otherwise defined herein are used herein with the meanings defined in the Purchase Agreement.
2. Amendment to the Purchase Agreement. The Purchase Agreement is hereby amended by replacing the definition of “Maximum Draw Down Amount,” as set forth in Article I thereof, is hereby replaced in its entirety with the following definition: “Maximum Draw Down Amount” means 1.5% of the Market Capitalization as of the date the applicable Draw Down Notice is given.”
3. Miscellaneous. Except as otherwise set forth herein, the Purchase Agreement shall remain in full force and effect without change or modification. This Amendment shall be construed under the internal laws of the State of New York. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Amendment shall bind and inure to the benefit of the parties and their respective successors and assigns.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Common Stock Purchase Agreement to be signed and delivered by their respective duly authorized representative as of the date first written above.

KINGSBRIDGE CAPITAL LIMITED
By:	/s/ Adam Gurney
Adam Gurney, Director

BIOSANTE PHARMACEUTICALS, INC.
By:	/s/ Phillip B. Donenberg
Phillip B. Donenberg
Chief Financial Officer, Treasurer and Secretary